EXHIBIT 1

                            JOINT FILING AGREEMENT

          We, the signatories of the statement on Schedule 13D to which this

Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.



                                                MA ASSOCIATES, L.P.
                                                By:  KKR ASSOCIATES
                                                     Its General Partner

                                                By:  /s/ Michael T. Tokarz
                                                     -----------------------
                                                     A General Partner


                                                FP ASSOCIATES, L.P.
                                                By:  KKR ASSOCIATES
                                                     Its General Partner


                                                By:  /s/ Michael T. Tokarz
                                                     -----------------------
                                                     A General Partner

                                                MAGAZINE ASSOCIATES, L.P.
                                                By:  KKR ASSOCIATES
                                                     Its General Partner


                                                By: /s/ Michael T. Toharz
                                                    A General Partner

                                                PUBLISHING ASSOCIATES, L.P.
                                                By:  KKR ASSOCIATES
                                                     Its General Partner


                                                By:  /s/ Michael T. Toharz
                                                     A General Partner



                                                CHANNEL ONE ASSOCIATES, L.P.
                                                By:  KKR ASSOCIATES
                                                     Its General Partner


                                                By:  /s/ Michael T. Tokarz
                                                     -----------------------
                                                     A General Partner

                                                KKR PARTNERS II, L.P.
                                                By:  KKR ASSOCIATES
                                                     Its General Partner

                                                By:  /s/ Michael T. Tokarz
                                                     -----------------------
                                                     A General Partner

                                                KKR ASSOCIATES


                                                By:  /s/ Michael T. Tokarz
                                                     -----------------------
                                                     A General Partner

                                                KKR 1996 FUND L.P.
                                                  By:  KKR ASSOCIATES 1996 L.P.
                                                  Its General Partner

                                                     By:  KKR 1996 GP LLC
                                                          Its General Partner

                                                By:  /s/ Michael T. Tokarz
                                                     -----------------------
                                                     A Member


                                                KKR ASSOCIATES 1996 L.P.
                                                  By:  KKR 1996 GP LLC
                                                  Its General Partner


                                                By:  /s/ Michael T. Tokarz
                                                     -----------------------
                                                     A Member


                                                KKR 1996 GP LLC


                                                By:  /s/ Michael T. Tokarz
                                                     -----------------------
                                                     A Member


DATED:  March 30, 1998